United States

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

January 30, 2026

Date of Report (Date of earliest event reported)

Cheetah Net Supply Chain Service Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-41761	81-3509120
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8707 Research Drive, Irvine, California	92618
(Address of Principal Executive Offices)	(Zip Code)

(949) 740-7799

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	CTNT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03 Material Modification to Rights of Security Holders

At a Special Meeting of Shareholders (the “Special Meeting”) of Cheetah Net Supply Chain Service Inc. (the “Company”) held on January 30, 2026, the Company’s shareholders approved a change in the Company’s state of incorporation from the State of North Carolina to the State of Delaware (the “Reincorporation”) pursuant to a plan of conversion (the “Plan of Conversion”). In accordance with North Carolina law and Delaware law, the Plan of Conversion includes the certificate of conversion and the certificate of incorporation that will govern the resulting Delaware corporation (the “Delaware Certificate of Conversion” and the “Delaware Certificate of Incorporation,” respectively) and an authorization to adopt the Bylaws of Cheetah Net Supply Chain Service Inc., a Delaware Business Corporation Incorporated under Delaware Law (the “Delaware Bylaws”), to conform to the requirements of the General Corporation Law of the State of Delaware ( the “DGCL”).

On February 2, 2026 (the “Effective Date”), pursuant to the approval of the Reincorporation at the Special Meeting, the Company effected the Reincorporation by filing with the Secretary of State of the State of North Carolina the applicable Articles of Conversion and by filing with the Secretary of State of the State of Delaware the Delaware Certificate of Conversion and the Delaware Certificate of Incorporation.

As used in this Current Report on Form 8-K (this “Report”), except as otherwise specified or unless the context otherwise indicates, references to the “Company” or its management or business at any time before the Effective Date refer to the entity previously incorporated in North Carolina (“Cheetah-North Carolina”), and references to such terms with respect to any time after the Effective Date refer to the resulting Delaware corporation (“Cheetah-Delaware”).

Beginning on the Effective Date:

•	The internal affairs of the Company ceased to be governed by the North Carolina Business Corporation Act law and became subject to DGCL;
•	All of the issued and outstanding shares of the Company’s Class A common stock, par value $0.0001 per share (“Class A Common Stock”), and Class B Common Stock, par value $0.0001 per share (“Class B Common Stock”), will automatically be converted into an equivalent number of shares of the same class of capital stock of Cheetah-Delaware, with no change in par value, voting rights, or ownership percentages; and
•	The rights of the Company’s stockholders will be governed by the DGCL and by the Company’s Delaware Certificate of Incorporation and Delaware Bylaws, which may differ in certain respects from the rights of stockholders under North Carolina law and the Cheetah-North Carolina’s charter and bylaws.

The foregoing description of the Reincorporation and the Plan of Conversion does not purport to be complete and is qualified in its entirety by reference to the full text of the Plan of Conversion, a copy of which is filed herewith as Exhibit 2.1 and incorporated herein by reference. A more detailed description of the Plan of Conversion and the effects of the Reincorporation are set forth in Proposal 3 of the Company’s definitive proxy statement for the Special Meeting, as filed with the U.S. Securities and Exchange Commission on December 18, 2025 (the “Proxy Statement”), which description is incorporated in its entirety herein by reference. The Delaware Certificate of Conversion, the Delaware Certificate of Incorporation, and the Delaware Bylaws are also filed herewith as Exhibits 3.1, 3.2, and 3.3, respectively, and incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Pursuant to the terms of the Company’s Amended and Restated 2024 Stock Incentive Plan (the “Plan”), participants may be granted a variety of equity-based incentive awards, including restricted stock units (“RSUs”).

At the Special Meeting, the Company’s stockholders approved the grant of 477,888 RSUs to Mr. Huan Liu, the Company’s Chief Executive Officer and Chairman of the Board, pursuant to the Plan. Following such approval, the Company plans to grant the RSUs to Mr. Liu. Each RSU represents the right to receive one share of the Company’s Class B Common Stock upon vesting, subject to the terms and conditions of the Plan and an individual award agreement entered into between the Company and Mr. Liu.

The RSUs will vest in accordance with the vesting schedule and other terms set forth in the applicable award agreement and the Plan. The grant of the RSUs is intended to align Mr. Liu’s long-term interests with those of the Company and its stockholders by directly linking a portion of his compensation to the Company’s long-term performance and stockholder value creation.

The foregoing description of the RSUs and the award agreement does not purport to be complete and is qualified in its entirety by reference to the Plan and the applicable award agreement.

Item 5.03 Amendments to Articles of Incorporation or Bylaws.

As disclosed in Item 3.03 of this Report, on the Effective Date, the Company changed its state of incorporation from the State of North Carolina to the State of Delaware pursuant to the Plan of Conversion. As of the Effective Date, the rights of the Company’s stockholders began to be governed by Delaware law, the Delaware Certificate of Incorporation, and the Delaware Bylaws. The Delaware Certificate of Incorporation and the Delaware Bylaws are filed herewith as Exhibits 3.2 and 3.3, respectively, and are incorporated herein by reference. A more detailed description of the Delaware Certificate of Incorporation, Delaware Bylaws, and the changes in rights of the Company’s stockholders as a result of the Reincorporation is set forth in the Proxy Statement, which description is incorporated in its entirety herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the Special Meeting, the Company’s stockholders voted on the matters described below.

(1) The Company’s stockholders approved an amendment to the Articles of Incorporation of the Company, to increase the number of shares of the Company’s Class A Common Stock authorized to be issued to 2,000,000,000 shares (the “Class A Increase Proposal”). The number of shares that (a) voted for the Class A Increase Proposal, (b) voted against the Class A Increase Proposal, and (c) withheld authority to vote for the Class A Increase Proposal is summarized in the tables below.

Class A Common Stock and Class B Common Stock, voting together as a single class:

For	Against	Abstain
11,395,881	245,947	1,310

Class A common stock, voting as a separate voting group:

For	Against	Abstain
1,032,756	245,947	1,310

There were no broker non-votes with respect to the Class A Increase Proposal.

(2) The Company’s stockholders approved an amendment to the Articles of Incorporation of the Company, to increase the number of shares of the Company’s Class B Common Stock authorized to be issued to 200,000,000 shares (the “Class B Increase Proposal”). The number of shares that (a) voted for the Class B Increase Proposal, (b) voted against the Class B Increase Proposal, and (c) withheld authority to vote for the Class B Increase Proposal is summarized in the tables below.

Class A Common Stock and Class B Common Stock, voting together as a single class:

For	Against	Abstain
11,395,876	245,927	1,335

Class B Common Stock, voting as a separate voting group:

For	Against	Abstain
10,363,125	0	0

There were no broker non-votes with respect to the Class B Increase Proposal.

(3) The Company’s stockholders approved the change of the Company’s state of incorporation from the State of North Carolina to the State of Delaware by conversion (the “Reincorporation Proposal”). The number of shares that (a) voted for the Reincorporation Proposal, (b) voted against the Reincorporation Proposal, and (c) withheld authority to vote for the Reincorporation Proposal is summarized in the table below:

Votes For	Votes Against	Votes Withheld
11,083,897	67,558	6,802

There were 484,881 broker non-votes with respect to the Reincorporation Proposal.

(4) The Company’s stockholders approved the grant of 477,888 RSUs to Mr. Huan Liu pursuant to the Plan, which upon vesting will entitle Mr. Liu to receive up to 477,888 shares of the Company’s Class B Common Stock (the “RSUs Issuance Proposal”). The number of shares that (a) voted for the RSUs Issuance Proposal, (b) voted against the RSUs Issuance Proposal, and (c) withheld authority to vote for the RSUs Issuance Proposal is summarized in the table below:

Votes For	Votes Against	Votes Withheld
11,041,725	109,685	6,847

There were 484,881 broker non-votes with respect to the RSUs Issuance Proposal.

(5) The Company’s stockholders approved one or more adjournments of the Special Meeting to a later date or dates, if necessary, to permit further solicitation of proxies in the event there are not sufficient votes in favor of proposals 1 to 4 or to constitute a quorum, as described in the Proxy Statement (the “Adjournment Proposal”). The number of shares that (a) voted for the Adjournment Proposal, (b) voted against the Adjournment Proposal, and (c) withheld authority to vote for the Adjournment Proposal is summarized in the table below:

Votes For	Votes Against	Votes Withheld
11,364,050	277,214	1,874

There were no broker non-votes with respect to the Adjournment Proposal.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit
2.1	Plan of Conversion of Cheetah Net Supply Chain Service Inc., dated as of February 2, 2026
3.1	Delaware Certificate of Conversion of Cheetah Net Supply Chain Service Inc. as filed with the Delaware Secretary of State on February 2, 2026
3.2	Delaware Certificate of Incorporation of Cheetah Net Supply Chain Service Inc. as filed with the Delaware Secretary of State on February 2, 2026
3.3	Delaware Bylaws of Cheetah Net Supply Chain Service Inc. dated as of February 2, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 3, 2026

Cheetah Net Supply Chain Service Inc.

By:	/s/ Huan Liu
Huan Liu
Chief Executive Officer, Director, and Chairman of the Board of Directors